                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only (as permitted by
                                              rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-2

                                Razorfish, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              [LOGO OF RAZORFISH]

                                Razorfish, Inc.
                               32 Mercer Street
                           New York, New York 10013

                                 July 3, 2001

Dear Stockholder,

     I am pleased to invite you to the Annual Meeting of Stockholders of Razorfish, Inc. The meeting will be held on August 3, 2001, starting at 10:00 a.m., Eastern Standard Time, at the offices of Razorfish, Inc., 32 Mercer Street, New York, New York 10013.

     Important information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. After careful consideration, our Board of Directors has unanimously approved the two proposals described in the Proxy Statement and recommends that you vote FOR each proposal.

     The Board of Directors has fixed the close of business on July 10, 2001 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting and any adjournment thereof.

     Your vote is important. Registered stockholders can vote their shares over the Internet, by using a toll-free telephone number or by mailing back a traditional proxy card. Voting over the Internet, by telephone or written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Instructions for using these convenient services are provided in the Proxy Statement and on the proxy card. Mailing your completed proxy card or using Razorfish's Internet or telephone voting procedures will not prevent you from voting in person at the Annual Meeting if you wish to do so.

     Our Board of Directors and members of management look forward to meeting personally those stockholders who attend the Annual Meeting.

     A copy of our Annual Report to Stockholders for the year 2000 is included in this mailing to all stockholders entitled to notice of and to vote at the Annual Meeting.

                                        Sincerely yours,

                                        /s/   JEAN-PHILIPPE MAHEU

                                        Jean-Philippe Maheu
                                        Chief Executive Officer

                                RAZORFISH, INC.

                               32 Mercer Street

                           New York, New York 10013

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held August 3, 2001

To the Stockholders of RAZORFISH, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Razorfish, Inc., a Delaware corporation (the "Company" or "Razorfish"), will be held at the offices of Razorfish, Inc., 32 Mercer Street, New York, New York 10013, on Friday, August 3, 2001, at 10:00 a.m., Eastern Standard Time, for the following purposes:

          1. ELECTION OF DIRECTORS. To elect four members of the Board of Directors to serve until the 2002 Annual Meeting of Stockholders or until their successors are elected and qualified;

          2. THE RATIFICATION OF INDEPENDENT AUDITORS. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors; and

          3. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on July 10, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     Whether or not you expect to attend the Annual Meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, use Razorfish's Internet voting procedures or cast your vote via telephone, to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card or use Razorfish's Internet or telephone voting procedures and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                        By Order of the Board of Directors

                                        /s/ JEAN-PHILIPPE MAHEU

                                        Jean-Philippe Maheu
                                        Chief Executive Officer

New York, New York
July 3, 2001

To be Mailed to Stockholders on or about July 11, 2001

                                RAZORFISH, INC.
                               32 Mercer Street
                           New York, New York 10013

                                PROXY STATEMENT

General Information

     This Proxy Statement is furnished to the stockholders of Razorfish, Inc., a Delaware corporation (the "Company" or "Razorfish"), in connection with the solicitation by the Board of Directors (the "Board") of the Company of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Friday, August 3, 2001 at 10:00 a.m., Eastern Standard Time, at the offices of Razorfish, Inc., 32 Mercer Street, New York, New York 10013, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Revocability of Proxy

     Any proxy given pursuant to this solicitation and any votes cast using Razorfish's Internet or telephone voting procedures may be revoked by the person giving it at any time before it is exercised by: (1) delivering to the Company (to the attention of the Company's General Counsel) a written notice of revocation or a duly executed proxy bearing a later date; (2) casting a later vote using the Internet or telephone voting procedures; or (3) attending the Annual Meeting and voting in person.

Solicitation and Voting Procedures

     The solicitation of proxies will be conducted primarily by mail, and the Company will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of Razorfish' s Class A Common Stock, par value $.01 per share (the "Common Stock"). The Company has retained American Stock Transfer & Trust Company to aid in the distribution of the proxy materials at an estimated cost not to exceed $20,000. In addition to the solicitation of proxies by mail, the Company may solicit proxies by personal interview, telephone or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     The close of business on July 10, 2001 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of June 20, 2001 there were 98,346,902 shares of Razorfish's Common Stock outstanding and entitled to vote at the Annual Meeting, held by 331 stockholders of record. The presence at the Annual Meeting of a majority, or 49,173,451 of these shares of Common Stock of the Company, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each holder of shares of Common Stock issued and outstanding on the Record Date is entitled to one vote for each such share held on each matter of business to be considered at the Annual Meeting.

     If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. If a proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified in the proxy, unless it is properly revoked prior thereto. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting and will determine whether or not a quorum is present.

     Razorfish believes that abstentions and broker non-votes should be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business. With respect to broker nominee votes, broker nominee votes may be counted as present or represented for purposes of determining the presence of a quorum. Abstentions are included in determining the number of shares voted on the proposals (except for the election of directors) submitted to stockholders and will have the same effect as a no vote on such proposals, whereas broker non-votes are not counted.

     Directors are elected by plurality of the votes of the shares of common stock represented and voted at the meeting. This means that the director nominee with the most affirmative votes for a particular slot is elected for that slot. Consequently, only the number of votes "for" and "against" affect the outcome, and abstentions and broker non-votes will have no effect on the outcome of the election of directors, except to the extent that failure to vote for an individual results in another individual receiving a larger number of votes. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. The affirmative vote of a majority of the shares of common stock represented and voted at the Annual Meeting is required for approval of Proposal Two--the ratification of the selection of Razorfish's independent auditors.

     If no specification is made on the proxy as to the proposal, the shares represented by the proxy will be voted FOR the election of the nominees for directors named herein, FOR the approval and ratification of the selection of Razorfish's independent auditors, and with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxy holders.

Voting By Telephone or The Internet

     Stockholders can save the Company expense by voting their shares over the telephone or by voting on the Internet. The law of Delaware, under which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder. (General Corporation Law of the State of Delaware, Section 212(c).) The voting procedures available to stockholders for the Annual Meeting are designed to authenticate each stockholder by use of a Control Number, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

     Stockholders may go to the website listed on their proxy card to vote on the Internet. They will be required to provide the Control Numbers contained on their proxy cards. After providing the correct Control Number, the voter will be asked to complete an electronic proxy card. The votes will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also vote by calling the telephone number listed on his or her proxy card and following the recorded instructions.

     Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company's proxy card. Beneficial owners may also be able to vote by telephone or the Internet. They should follow the instructions on the form they receive from their bank, broker, or other agent.

     The method of voting used will not limit a stockholder's right to attend the Annual Meeting.

Receiving Proxy Materials on The Internet

     Stockholders may sign up on the Internet to receive future proxy materials and other stockholder communications on the Internet instead of receiving printed materials by mail. This will reduce the Company's printing and postage costs. In order to receive the communications electronically, you must have an e-mail account, access to the Internet through an Internet service provider and a web browser that supports secure connections. You can access the Internet site at the address listed on your proxy card for additional information and to sign up. You will be asked to enter the Control Number contained on your proxy card.

     When proxy materials for the Annual Meeting to be held in the year 2002 are ready for distribution, those who have accepted electronic receipt will receive e-mail notice of their Control Numbers and the Internet site for viewing proxy materials and for voting. Acceptance of electronic receipt will remain in effect until it is withdrawn; it can be withdrawn at any time by contacting the transfer agent.

     Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of Razorfish Common Stock that is held for you by a broker or bank, you may contact that broker or bank to find out whether this service is available to you.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of June 20, 2001 by:

     (1) each person (or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) known by Razorfish to own beneficially 5% or more of the common stock;

     (2) Razorfish's directors and Named Executive Officers; and

     (3) all directors and executive officers of Razorfish as a group.

          As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to be the beneficial owner of securities that can be acquired within sixty days from June 20, 2001 through the exercise of any option, warrant or right. Shares of common stock subject to options, warrants or rights which are currently exercisable or exercisable within sixty days are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 98,346,902 shares of common stock outstanding as of June 20, 2001.

         Name and address of beneficial owner (1)                    Beneficial Ownership
                                                                  Number            Percent

Spray Ventures AB (2                                           6,278,954     (2)       6.38
         Nybrogatan 55
         114 85 Stockholm, Sweden
Seneca Investments LLC                                        11,916,666              12.12
  437 Madison Avenue
  New York, NY 10022
Jeffrey A. Dachis**                                            3,960,592     (3)       4.03
Jean-Philippe Maheu                                              321,965     (5)          *
Craig Kanarick **                                              3,358,233     (4)       3.41
Michael Simon                                                    308,123     (6)          *
John Roberts                                                     223,610     (7)          *
Carter Bales                                                      24,027     (8)          *
Peter Lund                                                         3,888     (9)          *
All directors and executive officers as a group.                 881,613    (10)          *

-------------------

* Less than 1%
**Messrs. Dachis and Kanarick each resigned their positions as Chief Executive Officer and Chief Strategic Officer, respectively on May 2, 2001, and resigned as Co-Chairmen of the Board as of June 13, 2001.

     (1) Unless otherwise noted, the address of each of the persons listed is 32 Mercer Street, 3rd Floor New York, New York 10013.

     (2) In February 1999, the board of directors of Spray Ventures approved the issuance of warrants to purchase certain of the shares of Razorfish common stock owned by Spray Ventures to approximately 200 shareholders. Each Spray Ventures' shareholder received one warrant for each common share of Spray Ventures owned by such shareholder. Each warrant gives the holder the right to purchase eight shares of Razorfish common stock at a per share purchase price of SEK 32 ($2.99 based upon the June 20, 2001 exchange rate of SEK 10.69210=$1.00). Spray Ventures had issued an aggregate of 472,738 warrants to purchase an aggregate of 3,781,904 shares of common stock. The warrant holders are entitled to exercise the warrants during the period commencing on October 22, 1999 and ending on the day which is 45 days after the underlying Razorfish common stock is registered with the Securities and Exchange Commission. Warrants entitling holders to exercise an additional 1,506,947 of Razorfish common stock are still outstanding. If all such remaining warrants were to be exercised in full, the number of shares of Razorfish common stock held by Spray Ventures would be 7,785,901.

     (3) Includes 2,870,000 shares of common stock subject to options that are currently exercisable or exercisable within 60 days of June 20, 2001 by Mr. Dachis.

     (4) Includes 1,225,441 shares of common stock subject to options that are currently exercisable or exercisable within 60 days of June 20, 2001 by Mr. Kanarick.

     (5) Includes 321,965 shares of common stock subject to options that are currently exercisable or exercisable within 60 days of June 20, 2001 by Mr. Maheu.

     (6) Includes 308,123 shares of common stock subject to options that are currently exercisable or exercisable within 60 days of June 20, 2001 by Mr. Simon. Also includes 200 shares of common stock held by Fifi Simon, Mr. Simon's wife, the beneficial ownership of which is disclaimed by Mr. Simon.

     (7) Includes 223,610 shares of common stock subject to options that are currently exercisable or exercisable within 60 days of June 20, 2001 by Mr. Roberts.

     (8) Includes 24,027 shares of common stock subject to options that are exercisable within 60 days of June 20, 2001 by Mr. Bales.

     (9) Includes 3,888 shares of common stock subject to options that are exercisable within 60 days of June 20, 2001 by Mr. Lund.

     (10) Does not include Messrs. Dachis and Kanarick since they resigned effective June 13, 2001.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Company's By-Laws authorize the number of directors to be not less than three nor more than twelve. The number of directors on the Board currently consists of four members.

     At the Annual Meeting, the stockholders will elect four directors, who will serve a one-year term until the annual meeting of stockholders to be held in 2002 or until a successor is elected or appointed and qualified or until such director's earlier resignation or removal. If any nominee is unable or unwilling to serve as a director, proxies may be voted for a substitute nominee designated by the present Board. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected. Proxies received will be voted "FOR" the election of all nominees unless otherwise directed. Pursuant to applicable Delaware corporation law, assuming the presence of a quorum, four directors will be elected from among those persons duly nominated for such positions by a plurality of the votes actually cast by stockholders entitled to vote at the meeting who are present in person or by proxy.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                   THE ELECTION OF THE NOMINEES NAMED BELOW.

Information Concerning Nominees

     Certain information about each of the nominees is set forth below. Each director has served continuously with the Company since his first election as indicated below.

            Name              Age                   Position                  Director Since
            ----              ---                   --------                  --------------
Jean-Philippe Maheu           37       Chief Executive Officer and Director        2001
Carter F. Bales(1)(2)(3)      62                    Director                       1999
Bo Dimert(1)(2)(3)            57                    Director                       2000
Peter A. Lund(1)(2)(3)        60                    Director                       2001

(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Executive Committee.

     Jean-Philippe Maheu served as Chief Operating Officer of Razorfish from July 1, 2000 until May 2, 2001, when he was appointed Chief Executive Officer and was appointed to the board of directors. Prior to becoming Chief Operating Officer, Mr. Maheu served as Executive Vice President--North American Operations of Razorfish since January 1999. He was Executive Vice President of Corporate Development of Razorfish from December 1997 until December 1998. Mr. Maheu served as Vice President of Business Development and Strategy of Razorfish from July 1997 until December 1997. From February 1995 to June 1997, Mr. Maheu served as a principal of Gunn Partners, a management consulting firm. From September 1989 to January 1995, Mr. Maheu was a consultant and manager of A.T. Kearney, an international management consulting firm. Mr. Maheu holds a M.S. degree in information systems from Pierre and Marie Curie University--Paris and an M.B.A. degree in finance and marketing from the J.L. Kellogg Graduate School of Management at Northwestern University.

     Carter F. Bales has been a director of Razorfish since March 1999. Mr. Bales has served as a managing director of The Wicks Group of Companies, L.L.C., a private equity investment firm specializing in certain segments of the communications, information and media industries that he co-founded, since June 1998. From June 1965 until June 1998, Mr. Bales was a director and served in various other senior positions at McKinsey & Company, Inc., an international management consulting firm. Since leaving McKinsey in 1998, Mr. Bales has provided continued services to McKinsey as an outside consultant and as a member of McKinsey's Advisory Council.

     Bo Dimert has been a director of Razorfish since November 2000. Mr. Dimert has served as President and CEO of Ericsson Inc. and Executive Vice President of the Ericsson Group from September 1998 until retiring from Ericsson in August 2000. From May 1995 until August 1998, Mr. Dimert was Executive Vice President and General Manager of Enterprise Networks, a world-wide business unit of Ericsson outside Sweden. From 1985 until 1995, Mr. Dimert served first as Managing Director for Sweden and then head of the Nordic Area for Digital Equipment Corporation. Between 1966 and 1985, Mr. Dimert held various positions at Electrolux and IBM respectively. In addition to Razorfish, Mr. Dimert currently serves on the boards of the following organizations in Sweden: the Sweden-America Foundation, Telelogic AB and Net Insight; and Mr. Dimert has been a member of various boards for Ericsson companies in the US, the UK, France, Mexico, the Netherlands, Denmark, Norway, Sweden and China.

     Peter A. Lund has been a director of Razorfish since February 2001. Mr. Lund is a private investor and media consultant and has been serving as Chief Executive Officer for Dreamlife, Inc. since May 2000, where he has served as a member of the Board of Directors since 1999. Mr. Lund was a private investor and internet consultant form June 1997 until May 2000. Lund served as President and Chief Executive Officer, CBS Inc., and President and Chief Executive Officer, CBS Television and Cable, from October 1995 to June 1997. Prior to that, he had been President, CBS Broadcast Group. Mr. Lund first joined CBS in 1977, as vice president of the CBS-owned AM radio stations. During the next 18 years, he held a variety of management positions at CBS including Vice President and General Manager at WBBM-TV in Chicago and WCBS-TV in New York; President, CBS Sports; President, CBS Television Stations; President, CBS Television Network; and Executive Vice President, CBS Broadcast Group.

From 1987 to 1990, he was President, Multimedia Entertainment Company, which produced and distributed television programming for syndication. In addition to Dreamlife and Razorfish, Mr. Lund is a member of the board of directors of Hughes Electronics Corporation and Crown Media Holdings, Inc., both publicly held companies. He is a member of the board of trustees at his alma mater, the University of St. Thomas and in May 1999, was awarded an honorary Doctor of Laws degree.

Meetings and Committees of the Board of Directors

     During 2000, the Board met eight times and acted by unaimous written consent fourteen times. Razorfish has an Audit Committee, Compensation Committee and Executive upon which both Messrs. Bales, Dimert and Lund serve. Mr. Dimert replaced Mr. Loconto on both the Audit Committee and the Compensation Committee in November 2000 after Mr. Loconto's resignation from the Board in October 2000. Mr. Lund became a member of all three commmittees in February of 2000. The Executive Committee was formed in May of 2002 and has not yet had any meetings. No Director attended fewer than 75% of the aggregate of either (1) the total number of Board meetings held during the period for which he was a Director or
(2) the total number of committee meetings of the Board, on which he served, held during the period for which he was a Director, except for Pat Loconto who missed one Board meeting of the three held while he was a Director and one audit committee meeting of the three held while he was a member.

     The Compensation Committee met six times in 2000 and acted by unanimous written consent two times in 2000. The Compensation Committee supervises and makes recommendations with respect to compensation levels of key employees, including our executive officers, and all benefit plans involving employees of Razorfish. The Compensation Committee also administers our stock option plans. It approves, upon the recommendation of the Chief Executive Officer or other appropriate officer, the terms of employment of all officers of Razorfish except the Chief Executive Officer and recommends the terms of employment of the Chief Executive Officer to the Board of Directors for approval.

     The Audit Committee held three meetings in 2000. The Audit Committee reviews the preparations for and the scope of the audit of Razorfish's annual financial statements, reviews drafts of such statements, makes recommendations as to the engagement and fees of the independent auditors and monitors the functioning of Razorfish's accounting and internal control systems by meeting with representatives of management, the independent auditors and the internal auditors. The Committee has direct access to the independent auditors, the internal auditors and counsel to Razorfish and performs such other duties relating to the maintenance of the proper books of account and records of Razorfish and other matters as the Board of Directors may assign from time to time.

     The Company does not have a nominating committee. The functions customarily performed by a nominating committee are performed by the Board of Directors as a whole. Any stockholder which wishes to make a nomination at an annual or special meeting for the election of directors must do so in compliance with the applicable procedures set forth in the Company's By-Laws. The Company will furnish copies of such By-Law provisions upon written request to the Company's principal executive offices, 32 Mercer Street, New York, NY 10013, Attention:
Investor Relations.

Audit Committee Report

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report, the Compensation Committee Report and the Performance Graph set forth elsewhere in this Proxy Statement shall not be deemed to be incorporated by reference into any such filings, except to the extent the Company specifically incorporates this report by reference therein.

On May 26, 2000, the Board adopted a charter for the Audit Committee, a copy of which is attached as Exhibit A to the 2000 Proxy Statement filed on June 7, 2000. Pursuant to the charter, the Audit Committee, among other things, makes recommendations as to the engagement and fees of the independent auditors, reviews the preparations for and the scope of the audit of Razorfish's annual financial statements, reviews drafts of such statements, monitors the functioning of Razorfish's accounting and internal control systems by meeting with representatives of management, the independent auditors and the internal auditors and reviews and approves transactions between us and our directors, officers and affiliates. In addition in accordance with the regulations of the Securities and Exchange Commission, the Audit Committee has issued the following report. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission.

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, inclduing SAS 61 (Codification of Statements on Auditing Standards, AU (S)380). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board in Independence Standards Board Standard No. 1.

         The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held three meetings during fiscal 2000.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of Arthur Andersen LLP as the Company's independent auditors.

Submitted by the Audit Committee:

Carter F. Bales
Bo Dimert
Peter A. Lund

Directors Compensation

     Directors who are also employees of Razorfish receive no additional compensation for their services as directors. Directors who are not employees of Razorfish do not receive a fee for attendance in person at meetings of the Board of Directors or committees of the Board of Directors, but they are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with the attendance of meetings.

Compensation Committee Interlocks and Insider Participation

     The Company's Compensation Committee consists of Messrs. Bales, Dimert and Lund. None of the members of this Committee is a present or former officer or employee of the Company or any of its subsidiaries. Neither member of this Committee served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Board or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and The Nasdaq Stock Market, Inc. Copies of these reports are also required to be delivered to the Company.

         The Company believes, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons, that during the fiscal year ended December 31, 2000, Messrs. Pat Loconto and Peter Lund were inadvertently late in filing a Form 3 reporting their elections as directors of the Company, and Mr. Michael Moore was inadvertently late in filing his Form 3 reporting his appointment to the office of Executive Vice President-- Europe. In addition, Mr. Jean-Philippe Maheu was inadvertently late in filing his Form 4 in September, 2000 to report an exercise of stock options that occurred in July, 2000.

Information Concerning Executive Officers

     The executive officers of the Company as of the date of this Proxy Statement, other than Mr. Maheu, are identified below, together with information regarding the business experience of such officers. Information regarding the business experience of Mr.
Maheu is set forth above under the heading "Information Concerning Nominees."

      Name                       Age                             Position
      ----                       ---                             --------
      John Roberts               34                       Chief Financial Officer
      Michael S. Simon           37    Executive Vice President--Business Affairs and General Counsel
      Robert W. Lord             38         Executive Vice President--North American Operations
      Michael J. Moore           34            Executive Vice President--European Operations

     John Roberts became Chief Financial Officer of Razorfish in April 2000. Prior to joining Razorfish, Mr. Roberts had been a partner at PricewaterhouseCoopers LLP since 1998, and had served in various positions at PricewaterhouseCoopers LLP since 1988. Mr. Roberts holds a B.S. in accounting from Boston College and is a Certified Public Accountant.

     Michael S. Simon has been Executive Vice President--Business Affairs of Razorfish since November 1998, General Counsel of Razorfish since July 1998, and director of Razorfish from May 26, 2000 until May 2, 2000. Mr. Simon was Senior Vice President of Business Affairs of Razorfish from July 1998 to November 1998, and he was Razorfish's Vice President of Business Affairs from October 1996 to July 1998. Prior to joining Razorfish, Mr. Simon was a Senior Director of Legal Affairs for PolyGram Records, Inc. from April 1995 to October 1996. From November 1993 to April 1995, he was an associate at the law firm Levine Thall Plotkin & Mennin, LLP. See "Related Party Transactions." He devotes a substantial portion of his time to the management of Razorfish. Mr. Simon holds a B.A. degree in American Studies from Amherst College and a J.D. degree from Columbia University.

     Robert W. Lord has been the Executive Vice President for North American Operations for Razorfish, Inc since November of 2000. From July 2000 until he joined Razorfish, Mr. Lord was Vice President of Corporate Alliances and Business Development at Pretzel Logic Software, Inc., a technology services company focused on providing e-business applications to traditional and internet based businesses. From February 2000 until July 2000, Mr. Lord was Vice President, Client Support Services for Agility.com where he was responsible for the execution of the overall implementation, training and monitoring of the file Manager/TM/(V 1.0) product and assisting in the fundraising and business positioning of Agility.com. Mr. Lord was Chief Operating Officer of Prism Rehab Systems, providing comprehensive rehabilitation programs to geriatric centers nationwide, from May 1996 until

November 1999. In 1999, Mr. Lord was also an Executive Vice President of Prism. From February 1995 until May 1996, Mr. Lord was an area vice president for Novacare Contract Services, a public company which provides physical, occupational and speech therapy services to the geriatric marketplace. Mr. Lord holds a B.S. degree in Engineering from Syracuse University and an M.B.A. from Harvard University.

     Michael J. Moore has been the Executive Vice President for European Operations for Razorfish, Inc. since October 2000. From November 1999 until October 2000, Mr. Moore served as the Managing Director of Razorfish's Amsterdam offices and Benelux Region. Mr. Moore performed this same function from August 1998 until July 1999 for Conduit Communications BV ("Conduit") prior to its acquisition in July 1999 by International Integration Incorporated ("i-Cube") and from July 1999 until November 1999 for i-Cube, prior to its acquisition by Razorfish in November of 1999. From February 1994 to August 1998, Mr. Moore was a managing consultant in Amsterdam, the Netherlands for Monitor Company. Mr. Moore received a B.Sc. Honors in Management Sciences from the University of Manchester Institute of Science and Technology and an M.B.A. from the Nyenrode International M.B.A Program.

Relationships Among Directors or Executive Officers

     There are no family relationships among any of the directors or executive officers of the Company.

Certain Business Relationships

RSUB

      Razorfish Studios, Inc. d/b/a RSUB ("RSUB") produces and publishes on-line content, including art, computer games, and literature, as well as screensavers, audio recordings, books and films. RSUB also manages artists and provides management consulting to artists. The majority of RSUB's common stock is owned by Communicade and Messrs. Dachis and Kanarick, each of whom is a stockholder of Razorfish. Until May 2, 2001, Michael S. Simon, an officer and director of Razorfish, was also a stockholder, a director and President of RSUB. Mr. Dachis is the Chief Executive Officer of RSUB, and Mr. Kanarick is Chairman of the Board, Chief Creative Officer and Secretary of RSUB.

         Razorfish licenses the "Razorfish" trademark and design logo to RSUB pursuant to a trademark license agreement on a royalty-free basis. The trademark license contains customary provisions giving Razorfish the ability to control the use of the Razorfish trademark by RSUB. Because the "Razorfish" trademark and design logo are licensed to RSUB, Razorfish's name and reputation could be materially and adversely affected by content published or actions taken by RSUB.

     In August 1999, Razorfish entered into a Convertible Note Purchase Agreement (the "Note") with RSUB pursuant to which Razorfish purchased from RSUB a convertible promissory note in the principal amount of $2,250,000. The note matures on the earlier of (A) August 2, 2002, or (B) the date of closing of RSUB's first firm commitment underwritten public offering pursuant to an effective Registration Statement under the Securities Act. RSUB has agreed to pay interest on the unpaid principal at the rate of 6% per annum.

     In November of 2000, the Note was transferred from Razorfish, Inc. to its wholly-owned subsidiary Razorfish Ventures Fund, LLC. As of the date of the transfer, at Razorfish Ventures' option, the note provided for conversion into shares of RSUB common stock, par value $.001, at the rate of one share of RSUB common stock for each $0.20 outstanding under the note at the time of Razorfish Venture's conversion request. Razorfish Ventures may convert all or part of the outstanding amount of principal and interest due on the note.

Executive Compensation

     The following table sets forth compensation earned, whether paid or deferred by the Company's Chief Executive Officer and its other four most highly compensated executive officers during the year ended December 31, 2000 and December 31, 1999 (the "Named Executive Officers") for services rendered in all capacities to the Company.

                          Summary Compensation Table

                                                                                                         Long-term
                                                                        Annual compensation         compensation awards
                                                                    --------------------------   -------------------------
                                                                                                        Securities
                                                         Fiscal                                      underlying options
  Name and principal position                             Year       Salary ($)     Bonus ($)               (#)
  ---------------------------                            ------     ------------   -----------   -------------------------
  Jeffrey A. Dachis.....................................  2000       418,827              --         1,370,000(2)
       Former Chief Executive Officer and Treasurer(1)    1999       104,000              --         1,000,000
  Jean-Philippe Maheu...................................  2000       325,000         125,000(5)        525,000(4)
       Chief Executive Officer                            1999       150,000                            90,000
  Craig M. Kanarick.....................................  2000       292,000              --           700,000(6)
       Former Chief Strategic Officer(3)                  1999       300,000              --           100,000
  Michael Simon.........................................  2000       247,000          50,000(5)        450,000(7)
       Executive Vice President--Business Affairs and     1999       150,000                           240,000
       General Counsel
  Michael Pehl..........................................  2000       195,577         202,500           300,000(9)
       Former Chief Operating Officer                     1999       300,000         167,700                --
  John Roberts..........................................  2000       192,708         100,000(10)       550,000(8)
       Chief Financial Officer

----------------
(1) Mr. Dachis' resigned as Chief Executive Officer on May 2, 2001, and as co-chairman of the board of directors of Razorfish on June 13, 2001.
(2) Although 370,000 of Mr. Dachis' options were granted on February 1, 2001, 100,000 were granted as compensation for services rendered during 1999 and 200,000 were compensation for services rendered during 2000.
(3) Mr. Kanarick resigned as Chief Strategic Officer on May 2, 2001, and as co-chairman of the board of directors of Razorfish on June 13, 2001.
(4) Although 300,000 of Mr. Maheu's options were granted on January 10, 2001, they were compensation for services rendered during 2000.
(5) Although these bonus amounts were paid in January 2000, they were compensation for services rendered during 1999.
(6) Although 500,000 of Mr. Kanarick's options were granted on January 10, 2001, they were compensation for services rendered during 2000.
(7) Although 300,000 of Mr. Simon's options were granted on January 10, 2001, they were compensation for services rendered during 2000.
(8) Although 300,000 of Mr. Roberts' options were granted on January 10, 2001, they were compensation for services rendered during 2000.
(9) Mr. Pehl resigned as Chief Operating Officer in May of 2000. These options were granted in February 2000 for services rendered in 1999.
(10) Signing bonus paid to Mr. Roberts.

     Additionally each of the above named executive officers participated in the company's customary employee health and benefit plans, additional deferred compensation attributable to the 401k plan company match was approximately $3,400.

     The amount of the bonus paid to each Named Executive Officer during 1999 was partially based upon the financial results of Razorfish and partially based on the decision of the Chief Executive Officer. The amount of the bonus paid to each Named Executive Officer during 2000 was determined by the Executive Compensation Committee.

Option Grants in Fiscal 2000

     The following table sets forth information regarding stock options granted pursuant to the 1999 Stock Incentive Plan during 2000 to each of the Named Executive Officers.



                                               Percent of                                   Potential realizable value
                                                  total                                     at assumed annual rates of
                                 Number of       options                                     stock price appreciation
                                Securities     granted to                                      for option term ($)
                                underlying    employees in    Exercise or
                                  options      fiscal year    base price     Expiration    -------------- --------------
Names                           granted (#)        (%)         ($/share)        Date            5%             10%
----------                      ------------  ------------    -----------    ----------    -------------- --------------
Jeffrey A. Dachis                 400,000(2)                    39.9375        2/2/10         10,046,592     25,460,032
                                  120,000(1)                    15.5625        4/17/10         1,174,460      2,976,313
                                  480,000(3)      7.62          15.5625        4/17/10         4,697,840     11,905,253
Jean Philippe-Maheu               190,000(2)                    39.9375        2/2/10          4,772,131     12,093,515
                                   35,000(4)      1.71          39.9375        2/2/10            879,077      2,227,753
Michael Pehl                      300,000(2)      2.28          39.9375        2/2/10          7,534,944     19,095,024
Craig M. Kanarick                 170,000(2)                    39.9375        2/2/10          4,269,801     10,820,513
                                   30,000(1)      1.52          39.9375        2/2/10            753,494      1,909,502
Michael Simon                     120,000(2)                    39.9375        2/2/10          3,013,977      7,638,010
                                   30,000(1)      1.14          39.9375        2/2/10            753,494      1,909,502
John Roberts                      250,000(2)      1.90          17.6250        4/24/10         2,771,067      7,022,428

(1) 50% vest on the date of the grant and 50% vest one year from the date of the grant.

(2) 33% vest one year from the date of the grant and the total shall vest on each monthly anniversary of the vesting commencement date thereafter in 1/36 increments.

(3) Options vest monthly in 1/36 increments, beginning on the date of the grant.

(4) 50% vested immediately upon grant and the total shall vest on each monthly anniversary of the vesting commencement date thereafter in 1/36 increments.

           The values set forth in the last two columns of the table set forth above represent the gain that the Named Executive Officer would realize assuming that (1) such officer exercises all of the options granted at the end of their respective terms and (2) the value of a share of Razorfish's common stock has increased annually by a rate of 5% and 10% during the term of the option. These growth rates are prescribed by the Securities and Exchange Commission. By including these values in this Definitive Proxy Statement, Razorfish does not intend to forecast the possible appreciation of its common stock or to establish a present value of these options. In addition, the Named Executive Officer will not realize any gain unless there is an increase in Razorfish's stock price.

        Fiscal Year-End Option Values

        The following table sets forth certain information with respect to the Named Executive Officers regarding the stock options exercised during 2000. It shows the aggregate number of unexercised options to purchase common stock granted in all years and held by the Named Executive Officers as of December 31, 2000, and the value of unexercised in-the-money options, or options that had a positive spread between the exercise price and the fair market value of the common stock, as of December 31, 2000. The value of unexercised options at year-end is based on the December 29, 2000 closing price of $1.625 per share of common stock as reported on the Nasdaq National Market and as adjusted to take into account the 2 for 1 stock split that occurred in January of 2000.



                                                             Number of securities
                             Shares                     underlying unexercised options    Value of unexercised in the money
                           acquired on       Value            at fiscal year-end           options at fiscal year-end ($)
Name                        exercise     realized ($)   ------------------------------------------------------------------------
                                                         Exercisable     Unexercisable     Exercisable      Unexercisable
----------                ------------   ------------    -----------     -------------     -----------      -------------
Jeffrey A. Dachis                     -              -          649,442       1,450,558           112,500                 0

Jean-Philippe Maheu              33,332        654,141           80,022         254,170            21,952                 0
Craig M. Kanarick                     -              -          159,442         240,558           112,500                 0
Michael Simon                   103,593      1,241,416           69,181         257,226                 0                 0
Michael Pehl                  2,478,872     18,527,398                0               0                 0                 0
John Roberts                          -              -                0         250,000                 0                 0


Employment Agreements

Employment Agreement with Mr. Maheu

         Razorfish has also entered into an employment agreement with Mr. Maheu, pursuant to which Mr. Maheu receives an annual base salary of $400,000. His salary may be further changed in accordance with the terms of the agreement. Further, effective May 1, 2001, Mr. Maheu has unilaterally and voluntarily reduced his salary to $300,000.

         The initial term of Mr. Maheu's employment agreement expires on December 31, 2004. Upon the expiration of the initial term, the agreement remains in effect and may be terminated by either party upon six months' prior written notice.

     The agreement contains customary provisions relating to non-competition, the protection of confidential information and non-solicitation of Razorfish's employees or clients upon Mr. Maheu's termination of employment. In addition, the agreement contains other customary conditions regarding applicable terms in the event of Mr. Maheu's termination and change of control.

Employment Agreement with Mr. Simon

         Razorfish has entered into an employment agreement with Mr. Simon, pursuant to which Mr. Simon serves as Executive Vice President, Business Affairs and General Counsel. Mr. Simon receives an annual base salary of $300,000 per annum. His salary may be further changed in accordance with the terms of the agreement.

         The initial term of Mr. Simon's employment agreement expires on December 31, 2004. Upon the expiration of the initial term, the agreement remains in effect and may be terminated by either party upon six months' prior written notice.

         The agreement contains customary provisions relating to non-competition, the protection of confidential information and non-solicitation of Razorfish's employees or clients upon Mr. Simon's termination of employment. In addition, the agreement contains other customary conditions regarding applicable terms in the event of Mr. Simon's termination and change of control.

Employment Agreement with Mr. Roberts

         Razorfish has entered into an employment agreement with Mr. Roberts, pursuant to which Mr. Roberts serves as Chief Financial Officer. Mr. Roberts receives an annual base salary of $300,000 per annum. His salary may be further changed in accordance with the terms of the agreement.

         The initial term of Mr. Roberts' employment agreement expires on December 31, 2004. Upon the expiration of the initial term, the agreement remains in effect and may be terminated by either party upon six months' prior written notice.

         The agreement contains customary provisions relating to non-competition, the protection of confidential information and non-solicitation of Razorfish's employees or clients upon Mr. Roberts' termination of employment. In addition, the agreement contains other customary conditions regarding applicable terms in the event of Mr. Roberts' termination and change of control.

Separation Agreement with Mr. Dachis

         On May 2, 2001, Razorfish entered into a separation and release agreement with Mr. Dachis, pursuant to which Mr. Dachis resigned as Chief Executive Officer. In accordance with the provisions of the separation agreement, Mr. Dachis received $750,000 and the employment agreement between Razorfish and Mr. Dachis has been terminated.

Separation Agreement with Mr. Kanarick

         On May 2, 2001, Razorfish entered into a separation and release agreement with Mr. Kanarick, pursuant to which Mr. Kanarick resigned as Chief Strategic Officer. In accordance with the provisions of the separation agreement, Mr. Kanarick received $450,000 and the employment agreement between Razorfish and Mr. Kanarick has been terminated.

Board Compensation Committee Report on Executive Compensation

Scope of the Committees' Work

     The Compensation Committee of Razorfish's Board of Directors has the authority and responsibility to establish the overall compensation strategy for Razorfish, including salary and bonus levels, to administer the stock option and benefit plans and to review and make recommendations to the Board with respect to the compensation of Razorfish's executive officers. The current members of the Compensation Committee are Messrs. Bales, Dimert and Lund, each of whom is a non-employee director within the meaning of Section 16 of the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Code.

Executive Compensation Philosophy and Policies

     Razorfish's overall compensation philosophy is to provide a total compensation package that is competitive and enables Razorfish to attract, motivate, reward and retain key executives and other employees who have the skills and experience necessary to promote the short and long-term financial performance and growth of the Company.


     The Compensation Committee recognizes the critical role of its executive officers in the significant growth and success of the Company to date and its future prospects. Accordingly, Razorfish's executive compensation policies are designed to (1) align the interests of executive officers and stockholders by encouraging stock ownership by executive officers and by making a significant portion of executive compensation dependent upon the Company's financial performance, (2) provide compensation that will attract and retain talented professionals, (3) reward individual results through base salary, annual cash bonuses, long-term incentive compensation in the form of stock options and various other benefits and (4) manage compensation based on skill, knowledge, effort and responsibility needed to perform a particular job successfully.

     In establishing salary, bonuses and long-term incentive compensation for its executive officers, the Compensation Committee takes into account both the position and expertise of a particular executive, as well as the Committee's understanding of competitive compensation for similarly situated executives in the Company's industry.

Executive Compensation

     Base Salary. Salaries for executive officers for 2000 were established by the Compensation Committee after evaluating each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

     Bonus. Until the formation of the Compensation Committee, Razorfish had no formal bonus plan. Although Mr. Roberts received a 100,000 signing bonus in April of 2000, there were no cash bonuses paid for the year 2000. Both the cash and the option bonuses, however, for performance in fiscal 2000 were all paid in the year 2001. A total of 2,035,000 option shares were granted as a bonus to the following executives and former executives* for their service in fiscal 2000: Mr. Maheu (525,000), Mr. Simon (300,000), Mr. Roberts (300,000), Mr. Dachis* (200,000), Mr. Kanarick* (500,000), Mr. Lord
(200,000) and Mr. Moore (10,000).

     Long-Term Incentive Awards. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executives with the long-term interests of Razorfish's stockholders and encourages executives to remain in Razorfish's employ. The Company grants stock options in accordance with its various stock option plans. Grants are awarded based on a number of factors, including the individual's level of responsibility, the amount and term of options already held by the individual, the individual's contributions to the achievement of Razorfish's financial and strategic objectives, and industry practices and norms.

Compensation of the Chief Executive Officer

     Mr. Dachis, who served as Razorfish's Chief Executive Officer from its formation in January 1995 until May 2, 2002, was paid a base salary of $400,000 for the year 2000. He was not paid a cash bonus but was granted options to purchase 1,270,000 shares of Common Stock at the then fair market value for his service to the Company in 2000; however, in order to comply with the Section 162(m) limitations, 270,000 of these were granted in 2001. Mr. Dachis' salary and other compensation and the terms of his employment agreement have been established by reference to the salaries and equity participations of other chief executive officers of companies in the Company's industry. On May 2, 2002, Mr. Dachis resigned his position as Chief Executive Officer and Mr. Maheu became Chief Executive Officer.

     Mr. Maheu receives an annual base salary of $400,000. His salary may be further changed in accordance with the terms of the agreement. Further, effective May 1, 2001, Mr. Maheu has unilaterally and voluntarily reduced his salary to $300,000.

Internal Revenue Code Section 162(m) Limitation

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the Company's executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation paid to Razorfish's executive officers in 2000 did not exceed the $1 million limit per officer. The 1999 Stock Incentive Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. The Compensation Committee currently intends to limit the dollar amount of all other compensation payable to the Company's executive officers to no more than $1 million. The Compensation Committee is aware of the limitations imposed by Section 162(m), and the exemptions available therefrom, and will address the issue of deductibility when and if circumstances warrant.

Submitted by the Compensation Committee:

Carter F. Bales
Kjell A. Nordstrom, former member, resigned after the completion of this report as of May 26, 2000.

Stock Performance Graph

        The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on THE NASDAQ 100, the Dow Jones Industrial and the S&P 500. The period shown commences on April 26, 1999, the date that the Company's Common Stock was first traded in a public market. The graph assumes an investment of $100 on April 26, 1999. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates. The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock.

                                    [GRAPH]

                                                   April 26,       December 31,        December 31,
                                                     1999              1999                2000
                                                 --------------    --------------    -----------------
Razorfish, Inc...........................            100.00           279.10               9.7
S&P 500..................................            100.00           118.49              107.51
Dow Jones Industrial.....................            100.00           123.66              117.45
The Nasdaq Composite.....................            100.00           187.09              111.89




                                 PROPOSAL NO. 2
                        SELECTION OF INDEPENDENT AUDITORS

     The Company's stockholders are being asked to ratify the appointment of Arthur Andersen LLP to serve as independent auditors for Razorfish for the fiscal year ending December 31, 2001, or until a successor is appointed.

     The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for adoption of Proposal No. 2.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
         OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS

         In November 1999, the Audit Committee determined that it was in the best interest of the Company to replace Arthur Andersen LLP as its independent auditors and recommended that the Board engage PricewaterhouseCoopers LLP ("PWC") as the Company's independent auditors. During the fiscal years ended 1997 and 1998 and any subsequent interim period, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter of the disagreement in its reports. Arthur Andersen's report on Razorfish's financial statements for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

         On June 23, 2000, PWC resigned its position as Razorfish, Inc.'s ("Razorfish") independent certified public accountant due to a conflict with a Securities and Exchange Commission rule requiring that a partner of an accounting firm who has a close relative that holds an important position with an audit client be geographically separated from the relative and from the engagement team by at least 500 miles to mitigate a presumption of impairment of independence. The conflict exists because the father of John Roberts, Jr., Razorfish's Chief Financial Officer since April 24, 2000, is a partner in the New York office of PWC. PWC had applied to the SEC for relief from this rule, but such relief was not granted.

         The reports of PWC on Razorfish's financial statements for the fiscal year ended December 31, 1999, the only fiscal year for which PWC served as Razorfish's auditor, did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Razorfish's most recent fiscal year and subsequent interim periods, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWC would have caused it to make reference to such disagreement in its reports.

         Razorfish, with the approval of the Audit Committee of Razorfish's Board of Directors has appointed Arthur Andersen LLP ("Andersen") as Razorfish's independent public accountants for the fiscal year ended December 31, 2000, effective as of July 20, 2000. Andersen was previously engaged in this capacity for Razorfish from November of 1996 until November of 1999 and was responsible for auditing the 1998 annual financial statements and for reviewing Razorfish's quarterly results for the first three quarters of 1999. During its period of disengagement, from November 23 of 1999 until July 19 of 2000, Razorfish has not consulted Andersen regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Razorfish's financial statements, or any matter that was the subject of a disagreement or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

         A representative of Andersen is expected to be present at the Annual Meeting to respond to appropriate questions and to make statements should he desire to do so.

Audit Fees

         The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, for certain international statutory audit work and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the periods ended June 30, 2000 and September 30, 2000 were approximately $438,000.


Financial Information Systems Design and Implementation Fees

         Arthur Andersen LLP did not render any professional services to the Company for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

         The aggregate fees billed by Authur Andersen LLP for accounting consultation for the fiscal year ended December 31, 2000 were approximately $3,000.

                            AVAILABILITY OF FORM 10-K

     The Company will provide to any stockholder, without charge, upon written request of such stockholder, a copy of the Annual Report on Form 10-K as amended for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission. Such requests should be addressed to Razorfish, Inc., 32 Mercer Street, New York, New York 10013, Attention: Investor Relations.


                                  OTHER MATTERS

     The Annual Meeting is being held for the purposes set forth in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement. The Board of Directors is not presently aware of any other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting the proxies. The presiding officer at the Annual Meeting may determine that any stockholder proposal was not permissible under or was not made in accordance with the procedures set forth in the Company's By-Laws or is otherwise not in accordance with law and, if he so determines, he may refuse to allow the stockholder proposal or nomination to be considered at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope, or to vote using Razorfish's telephone or Internet voting procedures.

Stockholder Proposals for the 2002 Annual Meeting

     Any stockholder proposal which is intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received at the Company's principal executive offices, 32 Mercer Street, New York, New York 10013 Attention: General Counsel, by no later than March 13, 2002, if such proposal is to be considered for inclusion in the Company's proxy statement and proxy for that meeting. In order for a stockholder proposal, which is not included in Razorfish's proxy statement or form of proxy, to be considered timely for the 2002 annual meeting, the stockholder proposal must be received no later than April 22, 2002. Stockholders who intend to bring business before the meeting must also comply with the applicable procedures set forth in the Company's By-Laws. The Company will furnish copies of such By-Law provisions upon written request to the Secretary of the Company at the aforementioned address.


                                        By Order of the Board of Directors,



                                        /s/   JEAN-PHILIPPE MAHEU

                                        Jean-Philippe Maheu
                                        President and Chief Executive Officer

New York, New York
July 3, 2001